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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (date of earliest event reported):  March 25, 1997


                                     BSM BANCORP
                (Exact name of registrant as specified in its charter)


         California                    333-16951              No. 77-0442667
(State or other jurisdiction        (Commission File          (IRS Employer
       of incorporation)               Number)            Identification No.)

                 2739 Santa Maria Way, Santa Maria, California 93455
                (Address of principal executive offices)    (Zip Code)


         Registrant's telephone number, including area code:  (805) 937-8551


                                    Not applicable
            (Former name or former address, if changed since last report)
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Item 2:  ACQUISITION OR DISPOSITION OF ASSETS.

         Following the receipt of all necessary regulatory and shareholder approval, on March 11, 1997, the Bank of Santa Maria (the "Bank"), Santa Maria, California, completed the formation of its holding company, to be known as BSM Bancorp (the "Bancorp") as BSM Merger Company, a wholly-owned subsidiary of the Bancorp, merged with and into the Bank, with the surviving corporation continuing to be known as Bank of Santa Maria and continuing the current business and operations as a California state-chartered financial institution. Upon the consummation of the Merger, the separate corporate existence of BSM Merger Company ceased. According to the terms of the Plan of Reorganization and Merger Agreement entered into as of November 20, 1996, the shareholders of the Bank are now entitled to receive one share of Bancorp Common Stock for each share of Bank Stock in exchange for the surrender of their Bank Stock. Consequently, the level and makeup of the ownership of shareholders in BSM Bancorp is the same of that which existed in the Bank prior to the Merger. There were 2, 973,539 shares of Bank stock to be exchanged as of March 11, 1997. There was no cash involved in this transaction.

         The 100 shares of BSM Merger Company stock owned by BSM Bancorp will be exchanged for 100 shares of the Common Stock of the Bank of Santa Maria, representing 100% of the equity of the Bank.

         Reference should be made to the Registrant's Form S-4 filing pursuant to the Securities Act of 1993, as amended, declared effective January 29, 1997 for additional information.

Item 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         The Bancorp, and its wholly-owned subsidiary BSM Merger Company, were formed on November 12, 1996 by the Directors of the Bank for the purpose of forming a holding company for the Bank. Following that period the formation was completed on March 11, 1997. Audited financial statements for the newly formed Bancorp are not available for the year ended December 31, 1996. BSM Bancorp intends to file audited financial statements with the Commission as of December 31, 1997 in the Bancorp's Annual Report on Form 10-K. BSM Bancorp will be filing consolidated financial information in its initial 10-Q for the first quarter of 1997.

Reference should be made to BSM Bancorp's Registration Statement on Form S-4, which contains audited financial statements for the Bank of Santa Maria as of December 31, 1995 and interim financial statements as of September 20, 1996.

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                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on March 25, 1997.

                                  BSM BANCORP





                                    By: /s/ F. Dean Fletcher
                                       -------------------------
                                       F. Dean Fletcher
                                       Executive Vice President
                                       Chief Financial Officer